                                                                  Exhibit 10.60

                            AMENDMENT No. 4 to the
               TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT
                          COVERING WOMEN'S PRODUCTS


    This Amendment No. 4 is dated August 2, 1999 and amends the Trademark License and Technical Assistance Agreement for Women's Collections dated January 15, 1998 by and between Latitude Licensing Corp. and I.C. Isaacs & Co., L.P. covering Women's Products (the "Agreement"). Three previous amendments in June 18, 1998, November 12, 1998 and December 23, 1998, have been entered into. Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

    FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1. Paragraph 8.9(a) of the Agreement is amended to postpone the requirement to sign a lease agreement for a flagship store in New York to July 31, 2002 and shall read as follows:

    "a)  LICENSEE AGREES TO OPEN A FLAGSHIP STORE FOR SALE OF LICENSOR'S
    MEN'S AND WOMEN'S LINES AND OTHER GIRBAUD LICENSED MERCHANDISE (THE "BOUTIQUE") IN A MUTUALLY AGREED LOCATION IN MANHATTAN, NEW YORK CITY, WITH A TARGET SELLING SPACE OF NO LESS THAN 800 SQUARE METERS. THE
    PARTIES WILL COOPERATE IN GOOD FAITH TO MAKE EFFORTS TO IDENTIFY AND SELECT THE SPACE. LICENSEE SHALL SIGN A LEASE AGREEMENT FOR THE BOUTIQUE BY JULY 31, 2002. IF LICENSEE HAS NOT SIGNED A LEASE AGREEMENT FOR THE BOUTIQUE IN NEW YORK BY JULY 31, 2002, THEN LICENSEE SHALL PAY TO LICENSOR FIVE HUNDRED THOUSAND DOLLARS IN CASH AND SHALL THEN BE FULLY RELEASED OF ITS OBLIGATION TO OPEN THE BOUTIQUE. SUCH FIVE HUNDRED THOUSAND DOLLARS SHALL BE IN THE NATURE OF ROYALTIES AND BE PAID AS FOLLOWS: $250,000 ON
    OR BEFORE AUGUST 30, 2002; AND $250,000 ON OR BEFORE OCTOBER 30, 2002.

2. This Amendment is effective starting on the date stated below once it has been signed by both parties.

3. Except for the terms amended by this Amendment, the Agreement as existing until the execution of this Amendment No. 4 shall continue in full force and effect.

Dated:   8/2/99
       ----------


LATITUDE LICENSING CORP.               I.C. ISAACS & COMPANY L.P.
                                       By: I.C. Isaacs & Company, Inc.
                                       its General Partner



By: /s/ Pierre Martin                  By: /s/ Robert J. Arnot
   ----------------------------           ----------------------------
Name:  Pierre Martin                   Name:  Robert J. Arnot
Title: Vice President                  Title: Chairman & CEO